AMAG Pharmaceuticals 2018 Financial Results & Company Update February 7, 2019 © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 1

Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, the anticipated regulatory and clinical trial timeline for AMAG’s product candidates, including ciraparantag, AMAG- 423 and Vyleesi; AMAG’s expectations for its product and product candidate portfolio; AMAG’s beliefs regarding Feraheme’s market share and commercial opportunity; AMAG’s beliefs regarding the Makena auto-injector’s market share and commercial opportunity; AMAG’s belief that its historical value drivers will fund future value drivers; beliefs about Intrarosa’s market share and commercial opportunity; characterizations of and beliefs about study and market data; AMAG’s beliefs regarding the impact of its direct-to-consumer campaign for Intrarosa, including trends in prescriptions and patient engagement; expectations related to the impact of changes to AMAG’s copay program on Intrarosa’s gross to net revenues; AMAG’s expectations for its product development milestone calendar; AMAG’s expectations for the Vyleesi Phase 3 studies, including favorable safety profile; beliefs about the market for, and the anticipated timeline for launch of, Vyleesi (if approved); beliefs about preeclampsia, including the potential benefits of and market opportunity for AMAG-423 (if approved); AMAG’s beliefs about the use and benefits of novel oral anticoagulants; AMAG’s beliefs regarding the clinical efficacy, safety data, differentiation, commercial opportunity and population market of ciraparantag; ciraparantag’s anticipated path to approval (if approved); expectations regarding the U.S. and world-wide market size for AMAG’s products and product candidates; beliefs about the global and domestic market opportunities for AMAG’s products and product candidates; beliefs about annual peak revenue opportunities for Intrarosa, Vyleesi, AMAG-423 and ciraparantag; AMAG’s 2019 goals, 2019 financial guidance, including forecasted GAAP revenue, GAAP operating loss, and non-GAAP adjusted EBITDA, and key inputs and drivers thereof; and beliefs about the strength of AMAG’s balance sheet and expectations to transform the Company’s profile in 2019 (including the key goals in connection therewith) are based on management’s current expectations and beliefs and are forward‐looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward‐looking statements. Such risks and uncertainties include, among others, AMAG’s restructuring initiative will not have the anticipated benefits, the actual charges that AMAG incurs in connection with the workforce reduction may differ from those estimated as of the date of this report, AMAG may incur additional costs not currently contemplated due to events associated with or resulting from the workforce reduction, AMAG’s business may be disrupted as a result of the cost savings initiative, which could cause management distraction, the possibility that the workforce reduction will lead to additional and unexpected turnover, challenges with commercialization efforts of AMAG’s portfolio of products and product candidates and supporting AMAG’s business with the combined and streamlined sales force, the risk that sales of Makena will continue to be negatively impacted by the supply disruption and recent and future generic entries in the market; the risk that AMAG may be unable to gain approval of its product candidates, including Vyleesi, AMAG-423 and ciraparantag, on a timely basis, or at all; the potential for such approvals, if obtained, to include unanticipated restrictions or warnings and the risk that the costs and time investments for AMAG’s development efforts will be higher than anticipated, or that AMAG has over-estimated the market and potential revenues for its products and product candidates, if approved, including Intrarosa, Vyleesi, AMAG-423 and ciraparantag, and those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10‐K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarters ending June 30, 2018 and September 30, 2018 and subsequent filings with the SEC, including Current Reports on Form 8-K and its upcoming Annual Report on Form 10-K for the year ended December 31, 2018, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward‐looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward‐looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademark of AMAG Pharmaceuticals, Inc. VyleesiTM is a trademark of AMAG Pharmaceuticals, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Intrarosa® is a registered trademark of Endoceutics, Inc. Other trademarks referred in this report are the property of their respective owners. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 2

Agenda 1 2018 Accomplishments 2 Commercial Product Portfolio Update 3 Development Product Portfolio Update – Focus on Ciraparantag 4 Financial Overview 5 Q&A © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 3

2018 Accomplishments Intrarosa® (prasterone) .  Established strong healthcare provider support . Initiated direct-to-consumer campaign VyleesiTM (bremelanotide) . FDA acceptance of new drug application (NDA)  . Initiated frequent dosing study in healthy volunteers Makena® (hydroxyprogesterone caproate) .  Received FDA approval for subcutaneous (SC) auto-injector . Stabilized franchise through successful launch of SC auto-injector Feraheme® (ferumoxytol injection) .  Received FDA approval and launched expanded label . Achieved record annual sales of $135 million Business Development .  Acquired orphan drug candidate (AMAG-423) for the treatment of severe preeclampsia . Acquired Perosphere Pharmaceuticals, including ciraparantag, an anticoagulant reversal agent Financial .  Achieved financial guidance that was raised three times during 2018 . Divested the Cord Blood Registry business; paid off $475M of senior notes (eliminated ~$40M per year of interest expense) © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 4

Achieved 2018 Financial Objectives Increased financial guidance three times throughout 2018 Preliminary Results ($M) 2018 Issued Guidance1,3 Issued in January 2019 January 2018 May 2018 August 2018 November 2018 FY 2018 Total revenue $380 - $440 $420 - $460 $450 - $490 $470 - $490 $471 - $476 Operating loss ($169) - ($139) ($149) - ($129) ($75) - ($55) ($72) - ($62) ($55) – ($45) Adjusted EBITDA $55 - $85 $75 - $95 $95 - $115 $115 - $125 $115 - $1252 ($M) Actual 2018 Financial Results Total revenue $474 Relative to guidance provided in January 2018 • Revenue exceeded by $64M Operating loss ($47) • Adjusted EBITDA exceeded by $51M Adjusted EBITDA2 $121 1 Excludes Cord Blood Registry’s financial results for each period presented. 2 See slide 27 for a reconciliation of GAAP to non-GAAP financial results. 3 See slide 28 for a reconciliation of GAAP to non-GAAP financial guidance. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 5

Historical Value Drivers HISTORICAL Value of AMAG © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 6

Feraheme Continues to Grow with Expanded Label Annual Feraheme Revenue ($M) Feraheme Growth • Strong execution with expanded lDA label drove 27% significant volume increases in 2018 – Performance-based contracting drove volume, with stable annual price • Q4-2018 average market share rose to 16.6%, compared with 11.6% in Q4-20171 – Greater than 30% share from hematology/oncology clinics • Strong 8% IV iron market growth; opportunity for further growth with educational initiatives with gastroenterologists and OB/GYNs1 1 AMAG estimates market share using IQVIA data and internal analytics. IV IRON DEFICIENCY ANEMIA: FERAHEME © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 7

Continued Strong Conversion from Makena IM to SC Auto-injector

Annual Makena Revenue ($M)



$387.2
$322.3
2017
2018
Makena SC
Makena IM
AGx IM

Makena Stability

- Q4-2018 SC auto-injector
  - Achieved $35M revenue
    - Ex-factory sales impacted by a reduction in channel inventory levels at year end due to temporary supply constraints, which are now resolved
  - Achieved favorable payer and prescriber support:
    - Broad payer coverage
    - Makena Care Connection®
      - ~60% of prescriptions state 'dispense as written'[1]

Strong Market Share Performance[2]
(4Q-2018: all FDA approved hydroxyprogesterone TRxs)



46%
27%
27%
Makena SC autoinjector
Prasco IM authorized generic
Other IM generic

[1] Makena Care Connection enrollment data.
[2] Specialty Pharmacy Demand Data; Valuecentric 867 Data; IQVIA SMART US Edition Integrated View – NSP.

MATERNAL HEALTH: MAKENA
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
8

Significant Shareholder Value at AMAG Historical Value Drivers Fund Future Value Drivers ciraparantag AMAG-423 Fundingfunding HISTORICAL Value of AMAG FUTURE Value of AMAG Historical Value Drivers Fund Future Value Drivers © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 9

Intrarosa HCP Prescribing and Market Share Continue to Increase

Direct-to-Consumer (DTC) campaign demonstrating strong patient engagement

Annual Intrarosa Revenue ($M)



$1.8
$16.2
2017 [1]
2018

Intrarosa Growth

- **Strong prescription trends continue**[2]
  - 13.6% overall TRx market growth in 2018
  - 159,000 TRxs in 2018
  - 13,000+ physicians have prescribed Intrarosa
    - 2,200+ new prescribers every quarter in 2018
  - 6.4% Q4 market share of commercially insured patients; tripled in 2018
- **Transitioned to new copay program in January 2019**
  - Anticipate gross-to-net improvements
- **DTC campaign demonstrating strong patient engagement**
  - Traffic to telemedicine sites growing
  - 20M+ women reached
  - 1M+ visitors to unbranded website
  - 700,000+ visitors to Intrarosa.com

[1] Intrarosa was commercially launched in July 2017.
[2] Intrarosa TRx's, market share data and number of HCP prescribers are based on IQVIA Xponent Plantrak data.

WOMEN'S HEALTH: INTRAROSA
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
10

Accessing the 90% of Women Who are Not Being Treated with Rx 2019 Branded consumer campaign resulting 5 in patients asking for Intrarosa Increase HCP prescribing and make 4 Intrarosa the 1st choice treatment 2018 3 Educate with unbranded condition awareness campaign Create affordable access 2 for all patients 2017 Intrarosa Increase market awareness GROWTH STRATEGY 1 LAUNCH PRIORITIES WOMEN’S HEALTH: INTRAROSA © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 11

AMAG's Growing Innovative Pipeline

		Phase 1	Phase 2	Phase 3	Regulatory Review	Approved/ Marketed
HEMATOLOGY						
Ciraparantag	Anticoagulant reversal agent *(potential for orphan drug designation)*					
Feraheme ferumoxytol injection	Treatment of iron deficiency anemia					
WOMEN'S HEALTHCARE						
AMAG-423 Digoxin Immune Fab (ovine)	Treatment of severe preeclampsia *(orphan drug designation)*					
vyleesi™ bremelanotide injection	Treatment of low desire or libido with associated distress (HSDD*) in premenopausal women					
Intrarosa Prasterone	Treatment for moderate to severe dyspareunia (pain during sex) in postmenopausal women					
Makena hydroxyprogesterone caproate injection	Treatment to reduce recurrent preterm birth in certain at-risk women					



* HSDD: Hypoactive Sexual Desire Disorder

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

12

AMAG Product Development Milestone Calendar



1H-2019
2H-2019
1H-2020
2H-2020
1H-2021
2H-2021
Vyleesi
June 23 PDUFA date
Potential commercial launch
AMAG-423
Target complete enrollment in Phase 2b/3a trial
Topline data
NDA submission
Potential FDA approval
Ciraparantag
Closed Perosphere acquisition
Apply for orphan and breakthrough designation
End of Phase 2 meeting with FDA; Initiate Phase 3a trials
Complete Phase 3a trials; announce topline data
Initiate Phase 3b/4 trial
NDA submission¹
Potential FDA approval

¹ Ciraparantag NDA submission expected to include only the first 50-100 patients in the Phase 3b clinical trial, based on precedent.

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

13

Novel Oral Anticoagulant (NOAC) Use Growing

- Anticoagulants (often referred to as blood thinners) reduce the ability of the blood to form clots
  - Prevention of stroke in patients with nonvalvular atrial fibrillation
  - Prevention and treatment of deep vein thrombosis and pulmonary embolism
  - Use of NOACs increases risk of serious bleeding complications (1.5%-2% of patients per year)[1]
- NOACs were introduced starting in 2010
  - Xarelto® (rivaroxaban); Eliquis® (apixaban); Savaysa® (edoxaban); Pradaxa® (dabigatran)
  - Lack of reversal agents has been a barrier to broader use
  - Anticipate broader future use of NOACs
    - October 2018: Expanded label for Xarelto® use in patients with chronic coronary artery or peripheral artery disease
    - American Heart Association 2019 guidelines recommend use of NOACs over warfarin in majority of patients with atrial fibrillation[2]
- To manage bleeding, a reversal agent may be critical in cases such as:



Emergency/urgent surgery or invasive procedures


Area of bleeding

Serious/life-threatening bleeding (e.g., GI, intra-abdominal, intracranial)



Major trauma



Anticoagulant overdose

[1] Tepper, Ping G et al. (2018) Real-world comparison of bleeding risks among non-valvular atrial fibrillation patients prescribed apixaban, dabigatran, or rivaroxaban" PLOS ONE 13(11): e0205989. https://doi.org/10.1371/journal.pone.0205989.
[2] January CT, et al. 2019 Focused Update on Atrial Fibrillation. 2019 AHA/ACC/HRS Focused Update of the 2014 AHA/ACC/HRS Guideline for the Management of Patients With Atrial Fibrillation. A Report of the American College of Cardiology/American Heart Association Task Force on Clinical Practice Guidelines and the Heart Rhythm Society.

HEMATOLOGY: Ciraparantag
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
14

Ciraparantag: Differentiated Anticoagulation Reversal Therapy

Well suited for use in emergency room setting

Reversal Agent	Storage & Preparation	Dosing	Duration of Action	Prothrombotic Signal
Praxbind® Biologic that binds Pradaxa®	• Requires storage at 2°-8° C (36°-46° F)	• One treatment given as 2 sequential IV doses	• Sustained effect over 24 hours	• No prothrombotic signal
AndexXa® Biologic that binds Xarelto® and Eliquis®	• Requires storage at 2°-8° C (36°-46° F) • Complex and lengthy preparation	• One treatment given as a 30 minute bolus followed by infusion over 2 hours • Requires different doses based on timing of last NOAC dose	• Anticoagulation starts to return to normal immediately after cessation of dosing	• Boxed warning related to thromboembolic risks, ischemic risks, cardiac arrest, and sudden death
Ciraparantag Small molecule in development to bind: • Xa inhibitors: Xarelto®, Eliquis®, Savaysa® • LMWH: Lovenox®	• Room temperature storage • Ready-to-use	• Given as a single IV injection dose • Potential for a fixed dose for all Xa inhibitors	• Demonstrates a sustained effect over 24 hours	• No prothrombotic signal to date

HEMATOLOGY: Ciraparantag
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
amag PHARMACEUTICALS
15

Action of Anticoagulants and Ciraparantag in the Blood Clotting Cascade

Whole Blood Clotting Time (WBCT) is the most clinically relevant measure in healthy volunteers



Clotting Cascade
F XII
F XI
F IX
F VII
F VIII
F X
F
Ciraparantag BINDS to and INACTIVATES
Ciraparantag
Factor Xa Inhibitors
Xarelto® (rivaroxaban)
Eliquis® (apixaban)
Savaysa® (edoxaban)
F V
F II (prothrombin)
F II a (prothrombin)
F I (fibrinogen)
F I a (fibrin)
Blood Clot

WBCT is currently a manual measure of the time it takes for blood to clot – clinically relevant physiologic outcome

Normal WBCT ~8-10 minutes	Increases by ~30% in patients taking NOACs

Perosphere Technologies is developing an **automated coagulometer** to measure WBCT

- Small, portable device (infrared light beam) that measures WBCT in ~2 minutes
- GMP devices have been manufactured and are undergoing validation
- Investigative Device Exemption (IDE) for coagulometer will be submitted for approval prior to initiating Phase 3a trial

WBCT (manual) was the clinical endpoint measured in the Phase 2b clinical trials

- Healthy volunteers, placed on NOAC therapy (increase WBCT), then **ciraparantag administered to 'reverse' or return** WBCT to baseline (pre-anticoagulation) levels

HEMATOLOGY: Ciraparantag
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
16

Phase 2b Study: Reversal of Xarelto® Ongoing study in healthy subjects; high dose group demonstrates 100% response rate Ciraparantag or placebo dose 0.0% Baseline & Xarelto® dose WBCT reversed to within 10% n n n n 1 of baseline within 30 minutes Placebo Ciraparantag 60 mg Ciraparantag 120 mg Ciraparantag 180 mg and sustained for 24 hours 1 Doses previously presented as ciraparantag acetate doses: 300 mg acetate = 180 mg; 200 mg acetate = 120 mg; 100 mg acetate = 60 mg. HEMATOLOGY: Ciraparantag © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 17

Favorable Safety Profile of Ciraparantag Ciraparantag was well tolerated in over 250 subjects dosed in Phase 1/2 clinical studies to date • Across Phase 1/2 clinical studies (5 completed studies, 2 ongoing studies) to date – Over 250 healthy adult subjects have received ciraparantag; doses ranged from 3 to 360 mg per IV administration – The most common adverse events related to ciraparantag were mild transient sensations of warmth, coolness, or tingling, skin flushing, and alterations in taste • No ciraparantag-related serious adverse events – No adverse impact on vital signs, safety laboratory testing or ECG parameters (including QTc analyses) – No procoagulant effect: no impact on WBCT when administered alone, and no significant difference between placebo and ciraparantag in hypercoagulability markers D-dimer or prothrombin fragments 1.2 (f1.2) * Healthy volunteers HEMATOLOGY: Ciraparantag © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 18

Ciraparantag Path to Approval 1H-2019 2H-2019 1H-2020 2H-2020 1H-2021 2H-2021 End of Phase 2 Complete Phase 1 Closed Perosphere NDA submission Potential FDA approval meeting with FDA; 3a trials; acquisition Initiate Phase 3a trials announce topline data Apply for orphan Initiate and breakthrough Phase 3b/4 trial designation 1 NDA submission expected to include only the first 50-100 patients in Phase 3b clinical trial, based on precedent. HEMATOLOGY: Ciraparantag © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 19

Financial Overview 20

2018 Financial Results within Guidance Range

For 12-months ended December 31[1]

$M	2018	2017
Makena	$322.3	$387.2
Feraheme/MuGard	135.4	106.7
Intrarosa	16.2	1.8
Other	.1	.1
Total revenues	**$474.0**	**$495.8**
Cost of product sales	215.9	161.4
Research and development expenses	44.8	75.0
Acquired in-process research and development	32.5	65.8
Selling, general and administrative expenses	227.8	178.2
Impairment of intangible assets	--	319.2
Total costs and expenses	521.0	799.6
Operating loss	**($47.0)**	**($303.8)**
Non-GAAP Adjusted EBITDA	**$120.8**	**$189.1**

- Makena decline due to IM generic competition and supply constraints; partially offset by success of auto-injector launch in Q2-2018 and AGx
- Record Feraheme revenue driven by success with broad label
- Intrarosa growth from volume; net price lower than expected
- Cost of product sales includes a $28M increase of intangible asset amortization expense in 2018
  - Increase in non-amortization COGS as a percentage of revenue driven by product mix shift; royalties for Makena auto-injector and Intrarosa
- R&D lower due to completion of auto-injector and Feraheme broad label development in late 2017
- Acquired IPR&D:
  - 2018: $32.5M related to AMAG-423 and Vyleesi
  - 2017: $65.8M related to the Palatin and Endoceutics transactions

[1] Excludes Cord Blood Registry's financial results for each period presented.

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

amag PHARMACEUTICALS

21

Reaffirming 2019 Financial Guidance Published on January 7, 2019 Key inputs and drivers of financial guidance • Spending includes increase in R&D – Completion of Phase 2 development of ciraparantag, initiation ($M) 2019 Financial Guidance1 of Phase 3a trial – Targeting full enrollment of AMAG-423 Phase 2b/3a trial Total revenue $365 - $415 • SG&A Operating loss ($131) - ($101)2 – Impact of consolidation of women’s health and maternal health sales forces Adjusted EBITDA ($65) - ($35) – Shift of spend to DTC to engage 18 million women with dyspareunia not on prescription therapy – Anticipated launch of Vyleesi – Modest expansion of hematology/oncology sales team • Revenues driven by continued growth of Feraheme, Makena SC auto-injector and Intrarosa 1 See slide 28 for a reconciliation of GAAP to non-GAAP financial guidance. 2 2019 financial guidance excludes potential accounting impact for the acquisition of Perosphere Pharmaceuticals Inc. © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 22

Strong Balance Sheet ($M) 12/31/18 12/31/17 Cash, cash equivalents and investments $3941 $329 Short-term debt: Convertible senior notes (2.5%) due Feb. 2019 $ 21 $ 21 Long-term debt: Convertible senior notes (3.25%) due 2022 $320 $320 Senior notes (7.875%) due 2023 $ 0 $475 1 $394M cash balance does not include approximately $58 million paid in January 2019 to acquire Perosphere Pharmaceuticals Inc. FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 23

Strong Execution Transforms Company Profile in 2019 2019 Goals  Expand use of Makena SC auto-injector  Drive Feraheme growth  Continue successful Intrarosa direct-to-consumer campaign  Submit Vyleesi frequent-dosing study data  Prepare for Vyleesi commercial launch in 2H-2019  Target full enrollment in AMAG-423 Phase 2b/3a study by year end  Initiate ciraparantag Phase 3a clinical study  Pursue business development opportunities  Meet/exceed financial guidance © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 24

AMAG Pharmaceuticals Q&A © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 25

Appendix 26

Reconciliation of GAAP to Non-GAAP Financial Results Preliminary Results Issued in January 2019 $M 2018 2017 2018 GAAP operating income (loss) ($47.0) ($303.8) ($55) - ($45) Depreciation and intangible asset amortization 160.0 131.6 161 Non-cash inventory step-up adjustments 3.7 2.2 4 Stock-based compensation 19.9 20.3 20 Adjustments to contingent consideration (49.6) (47.7) (49) Impairment charges of intangible assets -- 319.2 -- Acquired IPR&D 32.5 65.8 33 Transaction / acquisition related costs 1.3 1.5 1 Non-GAAP adjusted EBITDA $120.8 $189.1 $115 - $125 APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 27

Reconciliation of GAAP to Non-GAAP Financial Guidance Guidance Issued ($M) January 2018 May 2018 August 2018 November 2018 January 2019 GAAP operating loss ($169) – ($139) ($149) – ($129) ($75) - ($55) ($72) - ($62) ($131) – ($101) Depreciation & intangible asset amortization 179 179 174 177 43 Stock-based compensation 21 21 21 22 22 Non-cash inventory step up and adjustments 4 4 (45) (45) 1 to contingent consideration Acquired IPR&D 20 20 20 33 -- Non-GAAP adjusted EBITDA $55 - $85 $75 - $95 $95 - $115 $115 - $125 ($65) – ($35) APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 28

AMAG Pharmaceuticals 2018 Financial Results & Company Update February 7, 2019 © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 29